EXHIBIT 99.2

CAMDEN
Living Excellence


                               FIRST QUARTER 2006
--------------------------------------------------------------------------------
                    Supplemental Operating and Financial Data
--------------------------------------------------------------------------------



                       Camden World Gateway - Orlando, FL
                408 Apartment Homes - Acquired September 19, 2005



                              Camden Property Trust
                        Three Greenway Plaza, Suite 1300
                              Houston, Texas 77046
                      Phone: 713-354-2500 Fax: 713-354-2700
                              www.camdenliving.com
                              --------------------

In addition to historical information, this document contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict.

CAMDEN                                                         TABLE OF CONTENTS

--------------------------------------------------------------------------------

                                                                            Page
Press Release Text .........................................................  3
Financial Highlights .......................................................  6
Operating Results ..........................................................  7
Funds from Operations ......................................................  8
Balance Sheets .............................................................  9
Portfolio Statistics ....................................................... 10
Components of Property Net Operating Income ................................ 11
"Same Property" First Quarter Comparisons .................................. 12
"Same Property" Sequential Quarter Comparisons ............................. 13
Joint Venture Operations ................................................... 14
Development Pipeline ....................................................... 15
Pre-Development Pipeline & Land Held for Sale .............................. 16
Mezzanine Financing Summary ................................................ 17
Acquisitions & Dispositions ................................................ 18
Debt Analysis .............................................................. 19
Debt Covenant Analysis ..................................................... 20
Capitalized Expenditures & Maintenance Expense ............................. 21
Non-GAAP Financial Measures - Definitions & Reconciliations ................ 22
Other Data ................................................................. 24
Community Table ............................................................ 25

                 Camden Property Trust Announces First
                    Quarter 2006 Operating Results

    HOUSTON--(BUSINESS WIRE)--May 4, 2006--Camden Property Trust (NYSE:CPT) announced that its funds from operations ("FFO") for the first quarter of 2006 totaled $0.88 per diluted share or $51.8 million, as compared to $1.10 per diluted share or $54.4 million reported for the same period in 2005. FFO for the three months ended March 31, 2005 included a $0.49 per diluted share impact from the sale of technology investments, and a $0.28 per diluted share charge for transaction compensation and merger expenses.

    Net Income ("EPS")

    The Company reported net income ("EPS") of $41.4 million or $0.75 per diluted share for the first quarter of 2006 compared to $166.7 million or $3.40 per diluted share for the same period in 2005. EPS for the three months ended March 31, 2006 included a $0.50 per diluted share impact from gain on sale of properties and discontinued operations. EPS for the three months ended March 31, 2005 included a $2.97 per diluted share impact from gain on sale of properties and discontinued operations, $0.49 per diluted share income from the sale of technology investments, and a $0.28 per diluted share charge for transaction compensation and merger expenses. A reconciliation of net income to FFO is included in the financial tables accompanying this press release.

    Same-Property Results

    For the 49,557 apartment homes included in consolidated same-property results, first quarter 2006 same-property net operating income ("NOI") growth was 10.2% compared to the first quarter of 2005, with revenues increasing 8.3% and operating expenses increasing 5.4%. On a sequential basis, first quarter 2006 same-property NOI increased 3.7% compared to fourth quarter 2005, with revenues increasing 2.2% and expenses declining 0.1% compared to the prior quarter. Same-property physical occupancy levels for the combined portfolio averaged 96.0% during the first quarter of 2006, compared to 93.8% in the first quarter of 2005 and 96.2% in the fourth quarter of 2005. The Company defines same-property communities as communities owned by either Camden or Summit Properties Inc. ("Summit") and stabilized as of January 1, 2005, excluding properties held for sale. A reconciliation of net income to net operating income and same-property net operating income is included in the financial tables accompanying this press release.

    Development Activity

    Camden announced two new development starts during the quarter:
Camden City Centre in Houston, TX, with 379 apartment homes; and Camden Dulles Station in Herndon, VA, with 368 apartment homes. Total budgeted costs for those projects are $54.0 million and $77.0 million, respectively, with initial occupancy expected to occur in mid- to late-2007. The Company also announced the start of two new joint venture developments: Camden Main & Jamboree in Irvine, CA, a $107.1 million community with 290 apartment homes; and Camden Plaza in Houston, TX, a $42.9 million community with 271 apartment homes. (See press release dated March 3, 2006 for additional information on these joint venture developments).

As of March 31, 2006, Camden had one completed apartment community in lease-up: Camden Farmers Market II in Dallas, TX, a $29.5 million project that is currently 87% leased. The Company's current development pipeline includes 11 wholly-owned communities with 3,958 apartment homes and a total budgeted cost of $719.6 million, and two joint venture communities with 561 apartment homes and a total budgeted cost of $150.0 million. Of those 13 communities, five are currently in lease-up. Camden Dilworth in Charlotte, NC is currently 61% leased; Camden Fairfax Corner in Fairfax, VA is currently 54% leased; Camden Westwind in Ashburn, VA is currently 46% leased; Camden Manor Park in Raleigh, NC is currently 31% leased; and Camden Clearbrook in Frederick, MD is currently 4% leased.

    Acquisition/Disposition Activity

    During the quarter, Camden acquired the remaining joint venture membership interest in Camden Westwind, a 464-home apartment community under development in Ashburn, VA. Total budgeted cost for Camden Westwind is projected to be $97.6 million when construction is completed.
    Dispositions for the quarter included two wholly-owned apartment communities: Camden Highlands, a 160-home apartment community in Plano, TX for $9.7 million, and Camden View, a 365-home apartment community in Tucson, AZ for $31.3 million. Gain on sale of those two properties totaled $27.4 million. The Company also sold two joint venture communities during the quarter for a combined total of $47.5 million. Camden's pro-rata share of those dispositions totaled $11.9 million, and the Company recognized a $1.8 million gain as a result of the sales.

    Properties and Land Held for Sale

    At March 31, 2006, Camden had eight operating communities consisting of 3,691 apartment homes classified as held for sale. These properties included: Camden Live Oaks, a 770-home apartment community in Tampa, FL; Camden Trails, a 264-home apartment community in Dallas, TX; Camden Oaks, a 446-home apartment community in Dallas, TX; Camden Pass, a 456-home apartment community in Tucson, AZ; Camden Crossing, a 366-home apartment community in Houston, TX; Camden Wilshire, a 536-home apartment community in Houston, TX; Camden Wyndham, a 448-home apartment community in Houston, TX; and Summit Brickell, a 405-home apartment community in Miami, FL. The Company also had 13.9 acres of undeveloped land in Southeast Florida, Dallas, TX and Long Beach, CA classified as held for sale at quarter-end. Subsequent to quarter-end, the Company disposed of Camden Trails for $8.8 million and Camden Pass for $20.3 million.

    Earnings Guidance

    Camden raised its earnings guidance for 2006 FFO by $0.05 per diluted share. Full-year 2006 FFO is now expected to be $3.50 to $3.70 per diluted share. The Company also provided guidance of $0.85 to $0.90 per diluted share for second quarter 2006 FFO. EPS is expected to be $1.35 to $1.55 per diluted share for full-year 2006, and $0.19 to $0.24 per diluted share for the second quarter of 2006, excluding any future gains from property or land sales.
    The Company's 2006 earnings guidance is based on projections of same-property revenue growth between 5.0% and 6.0%, same-property expense growth between 4.5% and 5.5%, same-property NOI growth between 5.0% and 7.0%, acquisitions of $100 to $200 million, dispositions of $275 to $400 million and future development starts of $200 to $300 million. Camden updates its earnings guidance to the market on a quarterly basis. A reconciliation of expected net income to expected FFO is included in the financial tables accompanying this press release.

    Conference Call

    The Company will hold a conference call on Friday, May 5, 2006 at 10:00 a.m. Central Time to review its first quarter results and discuss its outlook for future performance. To participate in the call, please dial 877-407-0782 (domestic) or 201-689-8567
(international) by 9:50 a.m. Central Time and request the Camden Property Trust First Quarter 2006 Earnings Call, or join the live webcast of the conference call by accessing the Investor Relations section of the Company's website at www.camdenliving.com. Supplemental financial information is available in the Investor Relations section of the Company's website under Earnings Releases or by calling Camden's Investor Relations Department at 800-922-6336.

    Forward-Looking Statements

    In addition to historical information, this press release contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict.

    About Camden

    Camden Property Trust is a real estate company engaged in the ownership, development, acquisition, management and disposition of multifamily apartment communities. Camden owns interests in and operates 185 properties containing 63,664 apartment homes across the United States. Upon completion of 13 properties under development, the Company's portfolio will increase to 68,183 apartment homes in 198 properties.
    For additional information, please contact Camden's Investor Relations Department at 800-922-6336 or 713-354-2787 or access our website at www.camdenliving.com.

CAMDEN                                                      FINANCIAL HIGHLIGHTS
              (In thousands, except per share, property data amounts and ratios)
--------------------------------------------------------------------------------

(Unaudited)
                                                 Three Months Ended March 31,
                                               --------------------------------
                                                   2006              2005 (a)
                                               --------------------------------
Total property revenues (b)                    $    143,836       $    109,849

EBITDA                                               84,544             81,140

Net income                                           41,443            166,664
      Per share - basic                                0.76               3.63
      Per share - diluted                              0.75               3.40

Income from continuing operations                    10,883            149,945
       per share - basic                               0.20               3.27
       per share - diluted                             0.20               3.06

Funds from operations                                51,839             54,438
       Per share - diluted                             0.88               1.10

Dividends per share                                    0.66               0.64
Dividend payout ratio                                  75.0%              58.2%

Interest expensed                                    31,037             23,501
Interest capitalized                                  5,199              3,134
                                               -------------      -------------
    Total interest incurred                          36,236             26,635

Principal amortization                                3,622              1,931
Preferred dividends & distributions                   1,750              1,778

Interest expense coverage ratio                         2.7 x              3.5 x
Total interest coverage ratio                           2.3 x              3.0 x
Fixed charge expense coverage ratio                     2.3 x              3.0 x
Total fixed charge coverage ratio                       2.0 x              2.7 x

Same property NOI increase (c)                         10.2%               0.0%
  (# of apartment homes included)                    49,557             50,970

Gross turnover of apartment homes (annualized)           61%                54%
Net turnover (excludes on-site transfers
  and transfers to other Camden communities)             54%                49%


                                                        As of March 31,
                                               --------------------------------
                                                   2006                2005
                                               --------------------------------
Total assets                                   $  4,618,404       $  4,423,883
Total debt                                     $  2,741,653       $  2,576,183
Common and common equivalent shares,
  outstanding end of period (d)                      59,088             58,301
Share price, end of period                     $      72.05       $      47.03
Preferred units, end of period                 $     97,925       $     97,925
Book equity value, end of period (e)           $  1,603,779       $  1,655,290
Market equity value, end of period (e)         $  4,357,290       $  2,841,896

Debt to total market capitalization ratio              38.6%              47.5%

Unencumbered real estate assets (at cost)
   to unsecured debt ratio                              195%               196%


(a) The Company's 2005 financial results include the results of Summit subsequent to February 28, 2005.

(b)  Excludes discontinued operations.

(c) "Same Property" Communities are communities which were owned by Camden or Summit and stabilized as of January 1, 2005, excluding properties held for sale. Results are proforma for both Camden and Summit as if the merger occurred on January 1, 2005.

(d) Includes at March 31, 2006: 55,050 common shares (including 654 common share equivalents related to share awards & options), plus common share equivalents upon the assumed conversion of minority interest units (4,038)

(e) Includes: common shares, preferred and common units, and common share equivalents

Note: Please refer to pages 22 and 23 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN                                                                              OPERATING RESULTS
                                           (In thousands, except per share and property data amounts)
-----------------------------------------------------------------------------------------------------

(Unaudited)                                                                   Three Months Ended
                                                                                   March 31,
                                                                         ----------------------------
OPERATING DATA                                                               2006           2005 (a)
--------------                                                           ----------------------------
Property revenues
Rental revenues                                                          $  131,426       $  100,687
Other property revenues                                                      12,410            9,162
                                                                         ----------------------------
   Total property revenues                                                  143,836          109,849

Property expenses
Property operating and maintenance                                           38,077           31,521
Real estate taxes                                                            15,750           12,219
                                                                         ----------------------------
   Total property expenses                                                   53,827           43,740

Non-property income
Fee and asset management                                                      2,477            7,306
Sale of technology investments                                                    -           24,199
Interest and other income                                                       753            3,223
Income on deferred compensation plans                                            50               23
                                                                         ----------------------------
   Total non-property income                                                  3,280           34,751

Other expenses
Property management                                                           4,226            3,220
Fee and asset management                                                      1,366            1,948
General and administrative                                                    7,414            5,276
Transaction compensation and merger expenses                                      -           13,824
Interest                                                                     31,037           23,501
Depreciation and amortization                                                37,053           30,855
Amortization of deferred financing costs                                      1,047            1,221
Expense on deferred compensation plans                                           50               23
                                                                         ----------------------------
   Total other expenses                                                      82,193           79,868
                                                                         ----------------------------

Income from continuing operations before gain on sale of properties,         11,096           20,992
   equity in income of joint ventures and minority interests
Gain on sale of properties, including land                                      499          132,117
Equity in income of joint ventures                                            2,317              110
Income allocated to minority interests
Distributions on perpetual preferred units                                   (1,750)          (1,778)
Original issuance costs on redeemed perpetual preferred units                     -             (365)
Income allocated to common units and other minority interests                (1,279)          (1,131)
                                                                         ----------------------------
Income from continuing operations                                            10,883          149,945
Income from discontinued operations                                           3,965            2,342
Gain on sale of discontinued operations                                      27,392           14,391
Income from discontinued operations allocated to common units                  (797)             (14)
                                                                         ----------------------------
Net income                                                               $   41,443       $  166,664
                                                                         ============================

PER SHARE DATA
--------------
  Net income - basic                                                     $     0.76       $     3.63
  Net income - diluted                                                         0.75             3.40
  Income from continuing operations - basic                                    0.20             3.27
  Income from continuing operations - diluted                                  0.20             3.06

Weighted average number of common and
  common equivalent shares outstanding:
     Basic                                                                   54,290           45,900
     Diluted                                                                 55,474           49,374

PROPERTY DATA
-------------
  Total operating properties (end of period) (b)                                187              192
  Total operating apartment homes in operating properties
    (end of period) (b)                                                      64,384           66,446
  Total operating apartment homes (weighted average)                         57,177           50,656
  Total operating apartment homes - excluding discontinued
    operations (weighted average)                                            53,203           45,987

(a) The Company's 2005 financial results include the results of Summit subsequent to February 28, 2005.
(b)  Includes joint ventures and properties held for sale.

Note: Please refer to pages 22 and 23 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN                                                                    FUNDS FROM OPERATIONS
                                     (In thousands, except per share and property data amounts)
-----------------------------------------------------------------------------------------------


(Unaudited)                                                              Three Months Ended
                                                                              March 31,
                                                                       ------------------------
FUNDS FROM OPERATIONS                                                       2006       2005 (a)
---------------------                                                  ------------------------

  Net income                                                           $  41,443     $ 166,664
  Real estate depreciation and amortization from
    continuing operations                                                 36,399        30,229
  Real estate depreciation from discontinued operations                      346         2,229
  Adjustments for unconsolidated joint ventures                              781           668
  Income from continuing operations allocated to common units              1,228         1,131
  Income from discontinued operations allocated to common units              797            14
  (Gain) on sale of operating properties                                       -      (132,117)
  (Gain) on sale of discontinued operations                              (27,392)      (14,380)
  (Gain) on sale of joint venture properties                              (1,763)            -
---------------------                                                  ------------------------
     Funds from operations - diluted                                   $  51,839     $  54,438
                                                                       ========================

PER SHARE DATA
--------------
  Funds from operations - diluted                                      $    0.88     $    1.10
  Cash distributions                                                        0.66          0.64

Weighted average number of common and
  common equivalent shares outstanding:
     FFO - diluted                                                        58,988        49,374

PROPERTY DATA
-------------
  Total operating properties (end of period) (b)                             187           192
  Total operating apartment homes in operating
    properties (end of period) (b)                                        64,384        66,446
  Total operating apartment homes (weighted average)                      57,177        50,656
  Total operating apartment homes - excluding discontinued
    operations (weighted average)                                         53,203        45,987

(a) The Company's 2005 financial results include the results of Summit subsequent to February 28, 2005.
(b)  Includes joint ventures and properties held for sale.

Note: Please refer to pages 22 and 23 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN                                                                                                     BALANCE SHEETS
                                                                                                           (In thousands)
-------------------------------------------------------------------------------------------------------------------------
(Unaudited)                                           Mar 31,        Dec 31,        Sep 30,        Jun 30,        Mar 31,
                                                        2006           2005           2005           2005           2005
                                                -------------------------------------------------------------------------
ASSETS
Real estate assets, at cost
Land                                            $    664,219   $    646,854   $    660,748   $    657,433   $    655,321
Buildings and improvements                         3,892,700      3,840,969      3,881,682      3,839,732      3,810,003
                                                -------------------------------------------------------------------------
                                                   4,556,919      4,487,823      4,542,430      4,497,165      4,465,324
Accumulated depreciation                            (732,984)      (716,650)      (713,991)      (694,120)      (658,683)
                                                -------------------------------------------------------------------------
Net operating real estate assets                   3,823,935      3,771,173      3,828,439      3,803,045      3,806,641
Properties under development, including land         419,843        372,976        377,787        368,022        348,202
Investment in joint ventures                           8,199          6,096          6,937         11,830         11,985
Properties held for sale                             188,477        172,112         51,741         39,930         72,338
                                                -------------------------------------------------------------------------
Total real estate assets                           4,440,454      4,322,357      4,264,904      4,222,827      4,239,166
Accounts receivable - affiliates                      33,361         34,084         35,313         35,084         33,587
Notes receivable
Affiliates                                            22,531         11,916         11,505         11,108         10,729
Other                                                 13,264         13,261         24,865         32,283         32,274
Other assets, net (a)                                102,269         99,516        100,080        101,475         95,941
Cash and cash equivalents                              1,256          1,576          1,076          6,432          6,351
Restricted cash                                        5,269          5,089          5,829          6,375          5,835
                                                -------------------------------------------------------------------------
Total assets                                    $  4,618,404   $  4,487,799   $  4,443,572   $  4,415,584   $  4,423,883
                                                =========================================================================



LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
Notes payable
Unsecured                                       $  2,118,403   $  2,007,164   $  1,903,094   $  1,860,107   $  1,900,710
Secured                                              623,250        625,927        661,723        672,557        675,473
Accounts payable and accrued expenses                116,215        108,979        102,231        104,216        101,576
Accrued real estate taxes                             17,818         26,070         39,740         29,510         17,179
Other liabilities (b)                                 98,327         88,811         84,835         62,753         58,432
Distributions payable                                 40,612         38,922         38,933         39,513         15,223
                                                -------------------------------------------------------------------------
Total liabilities                                  3,014,625      2,895,873      2,830,556      2,768,656      2,768,593

Commitments and contingencies

Minority interests
Perpetual preferred units                             97,925         97,925         97,925         97,925         97,925
Common units                                         113,034        112,637        115,190        118,119        121,734
Other minority interests                              10,512         10,461         10,425          9,878          9,880
                                                -------------------------------------------------------------------------
Total minority interests                             221,471        221,023        223,540        225,922        229,539

Shareholders' equity
Common shares of beneficial interest                     610            608            607            606            605
Additional paid-in capital                         1,908,099      1,902,595      1,899,713      1,895,018      1,888,356
Distributions in excess of net income               (289,482)      (295,074)      (273,609)      (236,954)      (224,533)
Employee notes receivable                             (2,046)        (2,078)        (2,087)        (2,084)        (3,097)
Treasury shares, at cost                            (234,873)      (235,148)      (235,148)      (235,580)      (235,580)
                                                -------------------------------------------------------------------------
Total shareholders' equity                         1,382,308      1,370,903      1,389,476      1,421,006      1,425,751
                                                -------------------------------------------------------------------------
Total liabilities and shareholders' equity      $  4,618,404   $  4,487,799   $  4,443,572   $  4,415,584   $  4,423,883
                                                =========================================================================



(a) includes:
net deferred charges of:                        $     14,079   $     13,061   $     13,757   $     14,266   $     13,386
value of in place leases of:                    $      1,156   $      1,363   $     10,561   $     18,995   $     29,186

(b) includes:
deferred revenues of:                           $      3,844   $        994   $      1,120   $      1,250   $      1,704
above/below market leases of:                   $         51   $         90   $        889   $      1,675   $      2,537
distributions in excess of investments in
  joint ventures of:                            $     17,692   $     17,407   $     19,762   $      8,496   $      7,971

CAMDEN                                                                                                     PORTFOLIO STATISTICS
-------------------------------------------------------------------------------------------------------------------------------
(Unaudited)

COMMUNITY PORTFOLIO AT MARCH 31, 2006 (in apartment homes)


                       "Same      Non-"Same    Wholly -    Joint    Stabilized  Completed in    Total        Under
                      Property"  Property" (a)   Owned     Venture   Operating     Lease-up    Operating  Development   Total
                     ----------------------------------------------------------------------------------------------------------
D.C. Metro (b)           2,614            268     2,882         -       2,882              -       2,882        2,364    5,246
Las Vegas, NV            4,017              -     4,017     4,047       8,064              -       8,064            -    8,064
Los Angeles/Orange
 County, CA (c)          1,232            538     1,770       421       2,191              -       2,191          290    2,481
San Diego/Inland
 Empire, CA                846              -       846         -         846              -         846          350    1,196
Tampa, FL                4,865            770     5,635         -       5,635              -       5,635            -    5,635
Dallas, TX               7,033            710     7,743       456       8,199            284       8,483            -    8,483
Houston, TX (d)          4,244          1,350     5,594     1,216       6,810              -       6,810          886    7,696
SE Florida               1,695            825     2,520         -       2,520              -       2,520            -    2,520
Charlotte, NC            4,001              -     4,001       232       4,233              -       4,233          145    4,378
Orlando, FL              2,522            774     3,296         -       3,296              -       3,296            -    3,296
Atlanta, GA              3,202              -     3,202         -       3,202              -       3,202            -    3,202
Denver, CO               2,209              -     2,209       320       2,529              -       2,529            -    2,529
Raleigh, NC              2,220              -     2,220         -       2,220              -       2,220          484    2,704
Phoenix, AZ              1,441              -     1,441       992       2,433              -       2,433            -    2,433
St. Louis, MO            2,123              -     2,123         -       2,123              -       2,123            -    2,123
Austin, TX               1,745            390     2,135         -       2,135              -       2,135            -    2,135
Corpus Christi, TX         632            778     1,410         -       1,410              -       1,410            -    1,410
Louisville, KY           1,448              -     1,448         -       1,448              -       1,448            -    1,448
Other                    1,468            456     1,924         -       1,924              -       1,924            -    1,924
                     ----------------------------------------------------------------------------------------------------------

   Total Portfolio      49,557          6,859    56,416     7,684      64,100            284      64,384        4,519   68,903

(a) Includes the following eight properties (3,691 apartment homes) held for sale and reported in discontinued operations: Camden Trails (264 apartment homes) and Camden Oaks (446 apartment homes) in Dallas, TX; Camden Live Oaks (770 apartments homes) in Tampa, FL; Camden Crossing (366 apartment homes), Camden Wilshire (536 apartment homes), and Camden Wyndham (448 apartment homes) in Houston, TX; Summit Brickell (405 apartment homes) in Miami, FL; and Camden Pass (456 apartment homes) in Tucson, AZ.
(b)  D.C. Metro includes Washington D.C., Maryland, and Northern Virginia.
(c) 290 units under development in Los Angeles/Orange County, CA are held through a joint venture investment.
(d) 271 units under development in Houston, TX are held through a joint venture investment.


FIRST QUARTER NOI CONTRIBUTION PERCENTAGE BY REGION                  WEIGHTED AVERAGE OCCUPANCY FOR THE QUARTER ENDED: (h)


                    "Same Property"     Operating       Incl. JVs at          Mar 31   Dec 31   Sep 30   Jun 30   Mar 31
                    Communities (e)  Communities (f)   Pro Rata % (g)          2006     2005     2005     2005     2005
                    --------------------------------------------------     ----------------------------------------------
D.C. Metro                    10.0%             9.6%             9.4%          96.0%    96.8%    96.5%    95.2%    93.5%
Las Vegas, NV                  9.3%             8.0%             9.2%          96.7%    97.6%    97.2%    97.2%    97.2%
Los Angeles/Orange
 County, CA                    4.5%             6.4%             6.4%          95.4%    95.9%    94.9%    92.7%    94.7%
San Diego/Inland
 Empire, CA                    2.8%             2.5%             2.4%          94.1%    92.9%    95.6%    93.4%    90.7%
Tampa, FL                      8.9%             8.8%             8.6%          96.7%    97.2%    96.4%    96.0%    96.3%
Dallas, TX                     8.5%             8.2%             8.1%          95.5%    95.9%    95.5%    94.7%    91.6%
Houston, TX                    7.6%             7.8%             8.0%          95.8%    96.6%    95.6%    94.4%    91.9%
SE Florida                     5.9%             7.6%             7.3%          98.4%    98.2%    97.0%    96.8%    96.1%
Charlotte, NC                  7.3%             6.5%             6.4%          96.2%    96.1%    96.2%    95.4%    93.8%
Orlando, FL                    5.4%             6.3%             6.1%          97.3%    97.4%    97.1%    97.7%    98.5%
Atlanta, GA                    6.5%             5.7%             5.5%          95.0%    94.9%    95.2%    93.0%    90.8%
Denver, CO                     4.5%             3.9%             4.2%          94.0%    92.7%    94.8%    93.6%    91.4%
Raleigh, NC                    4.2%             3.7%             3.5%          96.9%    94.5%    94.7%    94.5%    91.2%
Phoenix, AZ                    3.3%             2.8%             3.1%          97.9%    97.4%    96.6%    95.1%    95.8%
St. Louis, MO                  3.4%             2.9%             2.8%          94.2%    94.7%    95.5%    95.4%    91.7%
Austin, TX                     2.1%             2.4%             2.3%          95.1%    94.7%    95.8%    94.4%    94.2%
Corpus Christi, TX             1.1%             2.4%             2.3%          94.5%    96.6%    94.5%    94.8%    96.1%
Louisville, KY                 2.2%             1.9%             1.9%          95.3%    95.9%    96.9%    93.7%    90.5%
Other                          2.5%             2.6%             2.5%          94.2%    93.8%    95.2%    94.0%    94.0%
                               ----             ----             ----          -----    -----    -----    -----    -----

     Total Portfolio          100.0%           100.0%           100.0%         96.0%    96.2%    96.0%    95.2%    93.9%

(e)  Camden and Summit "same property" communities
(f) Operating communities include wholly-owned communities and completed communities in lease-up at quarter end and exclude communities sold during the quarter.
(g) Based on total NOI from operating communities plus Camden's pro-rata share of total NOI from joint venture communities.
(h) Occupancy figures include apartment homes held through joint venture investments and communities acquired from Summit but exclude communities in lease-up or under development.

CAMDEN                                           COMPONENTS OF PROPERTY NET OPERATING INCOME
                                                (In thousands, except property data amounts)
--------------------------------------------------------------------------------------------

(Unaudited)
                                           Apartment        Three Months Ended March  31,
Property Revenues                            Homes         2006       2005 (a)      Change
                                           ----------   ------------------------------------
"Same Property" Communities (b)               49,557    $ 129,144    $  94,983    $  34,161
Non-"Same Property" Communities (c)            3,168       11,818        5,420        6,398
Development and Lease-Up Communities (d)       4,242        1,902            -        1,902
Dispositions / Other (e)                           -          972        9,446       (8,474)
                                           ----------   ----------   ----------   ----------
  Total Property Revenues                     56,967    $ 143,836    $ 109,849    $  33,987

Property Expenses
"Same Property" Communities (b)               49,557    $  48,693    $  38,091    $  10,602
Non-"Same Property" Communities (c)            3,168        3,865        1,913        1,952
Development and Lease-Up Communities (d)       4,242          807            -          807
Dispositions / Other (e)                           -          462        3,736       (3,274)
                                           ----------   ----------   ----------   ----------
  Total Property Expenses                     56,967    $  53,827    $  43,740    $  10,087

Property Net Operating Income
"Same Property" Communities (b)               49,557    $  80,451    $  56,892    $  23,559
Non-"Same Property" Communities (c)            3,168        7,953        3,507        4,446
Development and Lease-Up Communities (d)       4,242        1,095            -        1,095
Dispositions / Other (e)                           -          510        5,710       (5,200)
                                           ----------   ----------   ----------   ----------
  Total Property Net Operating Income         56,967    $  90,009    $  66,109    $  23,900


Income from Discontinued Operations (f)                Three Months Ended March 31,
                                                            2006        2005
                                                        -----------------------
Property Revenues                                       $   8,577    $   9,140
Property Expenses                                           4,266        4,569
                                                        ----------   ----------
Property Net Operating Income                               4,311        4,571
Depreciation and Amortization                                (346)      (2,229)
Income from discontinued operations
  allocated to common units                                  (797)         (14)
Gain on sale of discontinued operations                    27,392       14,391
                                                        ----------   ----------
Income from Discontinued Operations                     $  30,560    $  16,719


Notes:
(a) The Company's 2005 financial results include the results of Summit subsequent to February 28, 2005.
(b) "Same Property" Communities are communities which were owned by Camden or Summit and stabilized as of January 1, 2005, excluding properties held for sale.
(c) Non-"Same Property" Communities are stabilized communities acquired or developed by Camden or Summit after January 1, 2005, excluding properties held for sale.
(d) Development and Lease-Up Communities are non-stabilized communities developed or acquired by Camden or Summit after January 1, 2005, excluding properties held for sale.
(e) Disposition Communities include those communities disposed of by Camden which are not classified as "Discontinued Operations". "Other" property revenues includes the amortization of above and below market leases acquired in our merger with Summit.
(f) Represents operating results for communities, totaling 5,533 apartment homes, disposed of during 2005 and the quarter ended March 31, 2006 or held for sale at March 31, 2006.

CAMDEN                                                                                                      "SAME PROPERTY"
                                                                                                  FIRST QUARTER COMPARISONS
                                                                                                             March 31, 2006
                                                                               (In thousands, except property data amounts)
---------------------------------------------------------------------------------------------------------------------------

(Unaudited)

                                         Revenues                           Expenses                        NOI
Quarterly Results (a)            1Q06      1Q05        Growth      1Q06       1Q05     Growth     1Q06      1Q05     Growth
---------------------------------------------------------------------------------------------------------------------------

D.C. Metro                     $ 11,100   $ 10,183       9.0%   $  3,026   $  2,849     6.2%   $  8,074   $  7,334    10.1%
Las Vegas, NV                    10,973     10,058       9.1%      3,526      3,301     6.8%      7,447      6,757    10.2%
Los Angeles/Orange County, CA     5,005      4,645       7.8%      1,390      1,345     3.3%      3,615      3,300     9.5%
San Diego/Inland Empire, CA       3,669      3,455       6.2%      1,376      1,381   (0.4%)      2,293      2,074    10.6%
Tampa, FL                        12,113     10,874      11.4%      4,977      4,782     4.1%      7,136      6,092    17.1%
Dallas, TX                       14,015     13,064       7.3%      7,151      6,655     7.5%      6,864      6,409     7.1%
Houston, TX                      10,533      9,780       7.7%      4,380      4,216     3.9%      6,153      5,564    10.6%
SE Florida                        7,096      6,420      10.5%      2,352      2,321     1.3%      4,744      4,099    15.7%
Charlotte, NC                     9,628      8,795       9.5%      3,719      3,493     6.5%      5,909      5,302    11.4%
Orlando, FL                       6,696      6,141       9.0%      2,387      2,290     4.2%      4,309      3,851    11.9%
Atlanta, GA                       8,412      7,768       8.3%      3,188      2,871    11.0%      5,224      4,897     6.7%
Denver, CO                        5,558      5,452       1.9%      1,915      1,865     2.7%      3,643      3,587     1.6%
Raleigh, NC                       5,090      4,580      11.1%      1,713      1,576     8.7%      3,377      3,004    12.4%
Phoenix, AZ                       3,842      3,420      12.3%      1,220      1,137     7.3%      2,622      2,283    14.8%
St. Louis, MO                     4,439      4,268       4.0%      1,732      1,661     4.3%      2,707      2,607     3.8%
Austin, TX                        3,338      3,139       6.3%      1,683      1,619     4.0%      1,655      1,520     8.9%
Corpus Christi, TX                1,542      1,486       3.8%        686        572    19.9%        856        914   (6.3%)
Louisville, KY                    2,820      2,587       9.0%      1,033      1,031     0.2%      1,787      1,556    14.8%
Other                             3,275      3,127       4.7%      1,239      1,247   (0.6%)      2,036      1,880     8.3%
                                  -----      -----       ----      -----      -----   ------      -----      -----     ----

      Total Same Property      $129,144   $119,242       8.3%   $ 48,693   $ 46,212     5.4%   $ 80,451   $ 73,030    10.2%


                              Apartment
                                Homes          % of NOI             Average Occupancy (a)    Weighted Average Rental Rate (b)
Quarterly Results (a)          Included      Contribution (a)      1Q06       1Q05   Change       1Q06       1Q05    Change
---------------------------------------------------------------------------------------------------------------------------

D.C. Metro                        2,614                 10.0%      95.9%      93.5%     2.4%   $  1,397   $  1,324     5.5%
Las Vegas, NV                     4,017                  9.3%      97.2%      97.5%   (0.3%)        854        797     7.2%
Los Angeles/Orange County, CA     1,232                  4.5%      96.0%      94.7%     1.3%      1,376      1,301     5.7%
San Diego/Inland Empire, CA         846                  2.8%      94.1%      90.7%     3.4%      1,440      1,441   (0.0%)
Tampa, FL                         4,865                  8.9%      96.7%      96.4%     0.3%        783        707    10.9%
Dallas, TX                        7,033                  8.5%      95.6%      92.0%     3.6%        649        645     0.6%
Houston, TX                       4,244                  7.6%      96.2%      92.6%     3.6%        800        784     2.0%
SE Florida                        1,695                  5.9%      98.2%      96.3%     1.9%      1,319      1,228     7.4%
Charlotte, NC                     4,001                  7.3%      96.2%      93.9%     2.3%        778        746     4.3%
Orlando, FL                       2,522                  5.4%      97.1%      98.5%   (1.4%)        849        763    11.3%
Atlanta, GA                       3,202                  6.5%      95.0%      90.8%     4.2%        864        855     1.0%
Denver, CO                        2,209                  4.5%      93.7%      91.7%     2.0%        817        844   (3.1%)
Raleigh, NC                       2,220                  4.2%      97.0%      91.6%     5.4%        728        728   (0.0%)
Phoenix, AZ                       1,441                  3.3%      97.8%      95.9%     1.9%        845        777     8.7%
St. Louis, MO                     2,123                  3.4%      94.2%      91.7%     2.5%        693        690     0.4%
Austin, TX                        1,745                  2.1%      96.0%      94.2%     1.8%        614        600     2.2%
Corpus Christi, TX                  632                  1.1%      94.5%      96.1%   (1.6%)        740        723     2.3%
Louisville, KY                    1,448                  2.2%      95.3%      90.5%     4.8%        631        621     1.6%
Other                             1,468                  2.5%      93.1%      92.9%     0.2%        749        738     1.5%
                                  -----                  ----      -----      -----     ----        ---        ---     ----

      Total Same Property        49,557                100.0%      96.0%      93.8%     2.2%   $    841   $    808     4.0%

(a) "Same Property" Communities are communities which were owned by Camden or Summit and stabilized as of January 1, 2005, excluding properties held for sale. Results are proforma for both Camden and Summit as if the merger occurred on January 1, 2005.
(b) Weighted average rental rates are the Company's market rental rates after "loss to lease" and concessions, but before vacancy and bad debt.

CAMDEN                                                                                                   "SAME PROPERTY"
                                                                                          SEQUENTIAL QUARTER COMPARISONS
                                                                                                          March 31, 2006
                                                                            (In thousands, except property data amounts)
------------------------------------------------------------------------------------------------------------------------
(Unaudited)

                                      Revenues                          Expenses                         NOI
Quarterly Results (a)         1Q06      4Q05        Growth     1Q06       4Q05    Growth      1Q06       4Q05     Growth
------------------------------------------------------------------------------------------------------------------------

D.C. Metro                 $ 11,100   $ 11,057        0.4%  $  3,026   $  3,007     0.6%    $  8,074   $  8,050     0.3%
Las Vegas, NV                10,973     10,642        3.1%     3,526      3,625   (2.7%)       7,447      7,017     6.1%
Los Angeles/Orange
 County, CA                   5,005      5,001        0.1%     1,390      1,410   (1.4%)       3,615      3,591     0.7%
San Diego/Inland Empire,
 CA                           3,669      3,581        2.5%     1,376      1,043    31.9%       2,293      2,538   (9.7%)
Tampa, FL                    12,113     11,639        4.1%     4,977      5,317   (6.4%)       7,136      6,322    12.9%
Dallas, TX                   14,015     13,782        1.7%     7,151      7,117     0.5%       6,864      6,665     3.0%
Houston, TX                  10,533     10,379        1.5%     4,380      4,244     3.2%       6,153      6,135     0.3%
SE Florida                    7,096      6,855        3.5%     2,352      2,362   (0.4%)       4,744      4,493     5.6%
Charlotte, NC                 9,628      9,338        3.1%     3,719      3,593     3.5%       5,909      5,745     2.9%
Orlando, FL                   6,696      6,572        1.9%     2,387      2,500   (4.5%)       4,309      4,072     5.8%
Atlanta, GA                   8,412      8,239        2.1%     3,188      3,197   (0.3%)       5,224      5,042     3.6%
Denver, CO                    5,558      5,489        1.3%     1,915      1,914     0.1%       3,643      3,575     1.9%
Raleigh, NC                   5,090      4,862        4.7%     1,713      1,708     0.3%       3,377      3,154     7.1%
Phoenix, AZ                   3,842      3,607        6.5%     1,220      1,184     3.0%       2,622      2,423     8.2%
St. Louis, MO                 4,439      4,428        0.2%     1,732      1,675     3.4%       2,707      2,753   (1.7%)
Austin, TX                    3,338      3,312        0.8%     1,683      1,782   (5.6%)       1,655      1,530     8.2%
Corpus Christi, TX            1,542      1,526        1.0%       686        672     2.1%         856        854     0.2%
Louisville, KY                2,820      2,813        0.2%     1,033      1,086   (4.9%)       1,787      1,727     3.5%
Other                         3,275      3,207        2.1%     1,239      1,289   (3.9%)       2,036      1,918     6.2%
                              -----      -----        ----     -----      -----   ------       -----      -----     ----

    Total Same Property    $129,144   $126,329        2.2%  $ 48,693   $ 48,725   (0.1%)    $ 80,451   $ 77,604     3.7%



                           Apartment
                             Homes           % of NOI             Average Occupancy (a)    Weighted Average Rental Rate (b)
Quarterly Results (a)       Included       Contribution (a)     1Q06      4Q05    Change      1Q06       4Q05     Change
------------------------------------------------------------------------------------------------------------------------

D.C. Metro                    2,614                  10.0%      95.9%      96.7%  (0.8%)    $  1,397   $  1,378     1.4%
Las Vegas, NV                 4,017                   9.3%      97.2%      97.7%  (0.5%)         854        837     2.0%
Los Angeles/Orange
 County, CA                   1,232                   4.5%      96.0%      97.5%  (1.5%)       1,376      1,353     1.7%
San Diego/Inland Empire,
 CA                             846                   2.8%      94.1%      92.9%    1.2%       1,440      1,445   (0.3%)
Tampa, FL                     4,865                   8.9%      96.7%      97.1%  (0.4%)         783        753     4.0%
Dallas, TX                    7,033                   8.5%      95.6%      96.0%  (0.4%)         649        643     1.0%
Houston, TX                   4,244                   7.6%      96.2%      97.1%  (0.9%)         800        786     1.7%
SE Florida                    1,695                   5.9%      98.2%      98.1%    0.1%       1,319      1,283     2.8%
Charlotte, NC                 4,001                   7.3%      96.2%      96.0%    0.2%         778        767     1.5%
Orlando, FL                   2,522                   5.4%      97.1%      97.9%  (0.8%)         849        825     3.0%
Atlanta, GA                   3,202                   6.5%      95.0%      94.9%    0.1%         864        855     1.0%
Denver, CO                    2,209                   4.5%      93.7%      92.3%    1.4%         817        839   (2.6%)
Raleigh, NC                   2,220                   4.2%      97.0%      94.7%    2.3%         728        728     0.1%
Phoenix, AZ                   1,441                   3.3%      97.8%      97.5%    0.3%         845        807     4.8%
St. Louis, MO                 2,123                   3.4%      94.2%      94.7%  (0.5%)         693        704   (1.5%)
Austin, TX                    1,745                   2.1%      96.0%      96.6%  (0.6%)         614        607     1.2%
Corpus Christi, TX              632                   1.1%      94.5%      96.6%  (2.1%)         740        730     1.5%
Louisville, KY                1,448                   2.2%      95.3%      95.9%  (0.6%)         631        631   (0.1%)
Other                         1,468                   2.5%      93.1%      93.3%  (0.2%)         749        749   (0.0%)
                              -----                   ----      -----      -----  ------         ---        ---   ------

    Total Same Property      49,557                 100.0%      96.0%      96.2%  (0.2%)    $    841   $    829     1.5%

(a) "Same Property" Communities are communities which were owned by Camden or Summit and stabilized as of January 1, 2005, excluding properties held for sale. Results are proforma for both Camden and Summit as if the merger occurred on January 1, 2005.
(b) Weighted average rental rates are the Company's market rental rates after "loss to lease" and concessions, but before vacancy and bad debt.

CAMDEN                                                                               JOINT VENTURE OPERATIONS
                                                   (In thousands, except per share and property data amounts)
-------------------------------------------------------------------------------------------------------------

(Unaudited)
                                                                                       Three Months Ended
                                                                                            March 31,
                                                                                     ------------------------
OPERATING DATA (a)                                                                      2006        2005 (b)
------------------                                                                   ------------------------
Property Revenues
Rental revenues                                                                      $    4,042   $    2,523
Other property revenues                                                                     402          213
                                                                                     ------------------------
   Total property revenues                                                                4,444        2,736

Property Expenses
Property operating and maintenance                                                        1,234          803
Real estate taxes                                                                           396          185
                                                                                     ------------------------
   Total property expenses                                                                1,630          988

Net Operating Income (NOI)                                                                2,814        1,748

Other expenses
Interest                                                                                  1,440          881
Depreciation and amortization                                                               800          750
Other                                                                                        20            7
                                                                                     ------------------------
   Total other expenses                                                                   2,260        1,638

Gain on sale of properties, net                                                           1,763            -
                                                                                     ------------------------

Equity in income of joint ventures                                                   $    2,317   $      110
                                                                                     ========================


                                                  Mar 31,      Dec 31,     Sept 30,      Jun 30,      Mar 31,
                                                    2006         2005         2005         2005         2005
                                              ---------------------------------------------------------------
BALANCE SHEET DATA (c)
----------------------
Real estate assets, net                       $  640,591   $  659,834   $  708,864   $  708,611   $  707,342
Cash and other assets, net                        15,011       14,146       16,300       21,475       15,267
                                              ---------------------------------------------------------------
   Total assets                               $  655,602   $  673,980   $  725,164   $  730,086   $  722,609

Notes payable                                 $  531,266   $  559,323   $  618,656   $  538,279   $  533,702
Notes payable due to Camden                       22,531       11,916       11,505       11,108       10,729
Other liabilities                                  7,902       10,149       10,617        9,736        5,880
                                              ---------------------------------------------------------------
   Total liabilities                          $  561,699   $  581,388   $  640,778   $  559,123   $  550,311

Members' equity                                   93,903       92,592       84,386      170,963      172,298
                                              ---------------------------------------------------------------
   Total liabilities and members' equity      $  655,602   $  673,980   $  725,164   $  730,086   $  722,609

Company's equity investment                   $    8,199   $    6,096   $    6,937   $   11,830   $   11,985
Distributions in excess of investment in
 joint ventures                                 ($17,692)    ($17,407)    ($19,762)     ($8,496)     ($7,971)

Company's pro-rata share of debt              $  123,879   $  121,526   $  134,057   $  117,934   $  116,974



PROPERTY DATA (end of period) (c)
---------------------------------
Total operating properties                            28           30           33           33           33
Total operating apartment homes                    7,684        8,355        9,784        9,784        9,784
Pro rata share of operating apartment homes        1,644        1,812        2,113        2,113        2,113
Total development properties                           2            1            1            1            1
Total development apartment homes                    561          464          464          464          464
Pro rata share of development apartment homes        168           93           93           93           93

(a)  Operating data represents Camden's pro-rata share of revenues and expenses.
(b) The Company's 2005 financial results include the results of Summit subsequent to February 28, 2005.
(c)  Balance sheet and property data reported at 100%.

CAMDEN                                                                                                         DEVELOPMENT PIPELINE
-----------------------------------------------------------------------------------------------------------------------------------
(Unaudited)

DEVELOPMENT PIPELINE AS OF MARCH 31, 2006 ($ in millions)

                                                                                Estimated/Actual Dates for
                                 Total   Total   Cost           Construction  Initial   Construction Stabilized   As of 04/30/06
Completed Communities            Homes  Budget  to Date            Start     Occupancy   Completion  Operations %Leased  %Occupied
-----------------------------------------------------------------------------------------------------------------------------------
 1. Camden Farmers Market II       284   $31.7   $29.5              1Q04        2Q05        3Q05        2Q06         87%        83%
    Dallas, TX

                                                                                           Estimated/Actual Dates for
                                 Total   Total   Cost   Amount  Construction  Initial   Construction Stabilized   As of 04/30/06
Development Communities          Homes  Budget  to Date in CIP     Start     Occupancy   Completion  Operations  %Leased  %Occupied
-----------------------------------------------------------------------------------------------------------------------------------

IN LEASE-UP
-----------
 2. Camden Fairfax Corner          488   $82.0   $75.5   $42.4      4Q03        3Q05        4Q06        2Q07         54%        50%
    Fairfax, VA
 3. Camden Manor Park              484    52.0    46.2    25.7      2Q04        4Q05        4Q06        3Q07         31%        23%
    Raleigh, NC
 4. Camden Westwind                464    97.6    92.9    28.1      1Q04        1Q05        2Q06        2Q07         46%        48%
    Ashburn, VA
 5. Camden Dilworth                145    18.0    15.9     3.6      4Q04        1Q06        2Q06        4Q06         61%        36%
    Charlotte, NC
 6. Camden Clearbrook              297    45.0    30.4    30.4      4Q04        2Q06        4Q06        3Q07          4%         2%
    Frederick, MD

UNDER CONSTRUCTION
------------------
 7. Camden Royal Oaks              236    22.0    14.0    14.0      2Q05        2Q06        3Q06        3Q07
    Houston, TX
 8. Camden Old Creek               350    98.0    66.4    66.4      1Q05        3Q06        2Q07        4Q07
    San Marcos, CA
 9. Camden Monument Place          368    64.0    29.3    29.3      1Q05        3Q06        2Q07        1Q08
    Fairfax, VA
10. Camden Potomac Yards           379   110.0    35.9    35.9      1Q05        4Q06        3Q07        2Q08
    Arlington County, VA
11. Camden City Centre             379    54.0    13.8    13.8      1Q06        2Q07        3Q07        3Q08
    Houston, TX
12. Camden Dulles Station          368    77.0    15.3    15.3      1Q06        3Q07        2Q08        1Q09
                                   ---    ----    ----    ----
    Herndon, VA

Total Development Communities    3,958  $719.6  $435.6  $304.9

Additional land held for development (a)                 114.9
                                                         -----

Total Properties Under Development (per Balance Sheet)  $419.8
                                                        ======



NOI CONTRIBUTION FROM NON STABILIZED COMMUNITIES ($ in millions)
                                                                                          Total Cost   1Q06 NOI
                                                                                          ----------   --------
Completed Communities in lease-up                                                             $29.5       $0.2
Development Communities                                                                       435.6        0.9
                                                                                              -----       ----
    Total Development NOI
     Contribution                                                                            $465.1       $1.1


(a)  Please refer to the pre-development pipeline summary on page 16.


JOINT VENTURE DEVELOPMENT PIPELINE AS OF MARCH 31, 2006 ($ in millions)

                                                                                 Estimated/Actual Dates for
Joint Venture Development        Total  Total    Cost    Amount  Construction  Initial   Construction  Stabilized
 Communities                     Homes  Budget  to Date  in CIP     Start     Occupancy   Completion   Operations
-------------------------------------------------------------------------------------------------------------------
UNDER CONSTRUCTION
------------------
 1. Camden Main & Jamboree         290  $107.1   $74.2   $74.2      3Q04        4Q06        1Q07        3Q07
    Irvine, CA
 2. Camden Plaza                   271    42.9    13.9    13.9      1Q06        2Q07        3Q07        2Q08
                                   ---    ----    ----    ----
    Houston, TX

Total Joint Venture Development
 Communities                       561  $150.0   $88.1   $88.1

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 1 of this document.

CAMDEN                                                                       PRE-DEVELOPMENT PIPELINE
                                                                                 & LAND HELD FOR SALE
-----------------------------------------------------------------------------------------------------
(Unaudited)


PRE-DEVELOPMENT PIPELINE AS OF MARCH 31, 2006 ($ in millions)

                                                        Potential
                                                        Apartment                          Total
   Location                                     Acres     Homes          Cost to Date  Estimated Cost
   --------------------------------------------------------------------------------------------------
   D.C. Metro                                   30.9           1,256   $        70.9   $       360.0
   Orlando                                       4.5             261             9.1            50.0
   Dallas                                        4.6             306             8.3            50.0
   Houston                                      47.3           1,470            26.6           170.0
                                       --------------  --------------  --------------  --------------

   Total Pre-Development: (a)                   87.3           3,293   $       114.9   $       630.0

   (a) Pre-development pipeline includes some acreage which may be developed or sold for non-
    multifamily uses.




LAND HELD FOR SALE AS OF MARCH 31, 2006 ($ in millions)


                                                         Current
   Location                                     Acres      Book Value
   ------------------------------------------------------------------
   Southeast Florida                             4.8   $        13.9
   Los Angeles/Orange County                     2.1             9.7
   Dallas                                        7.0             8.2
                                       --------------  --------------

   Total Land Parcels Held For Sale:            13.9   $        31.8

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 1 of this document.

CAMDEN                                                                                   MEZZANINE FINANCING SUMMARY
--------------------------------------------------------------------------------------------------------------------
(Unaudited)


MEZZANINE FINANCING AS OF MARCH 31, 2006 ($ in thousands)

                                                                                             03/31/06      12/31/05
                                                                                  Total        Note          Note
 Location                 Current Property Type    Current Status                 Homes       Balance       Balance
 -------------------------------------------------------------------------------------------------------------------
 Irvine, CA               Multifamily              Development                        290    $  15,933    $       -
 Houston, TX              Multifamily              Development/Predevelopment         271       10,453        3,855
 Dallas/Fort Worth, TX    Multifamily              Stabilized                         618        6,924        6,922
 Austin, TX               Multifamily              Stabilized                         296        2,485        2,484
 Ashburn, VA              Multifamily              Development                        464            -       11,916
                                                                                ----------   ----------   ----------

 Total Mezzanine Financing Volume:                                                  1,939    $  35,795    $  25,177

 Weighted Average Interest Rate Recognized:                                                       12.0%        11.1%

CAMDEN                                                                                                 ACQUISITIONS & DISPOSITIONS
----------------------------------------------------------------------------------------------------------------------------------
(Unaudited)


2006 ACQUISITION/DISPOSITION ACTIVITY
                                                                               Apartment
Acquisitions                   Location              Property Type               Homes            Year Built  Closing Date
------------                   --------              -------------               -----            ----------  ------------
1. Camden Westwind             Ashburn, VA           Multifamily                  464                2006       01/31/06

TOTAL ACQUISITION VOLUME:        $78.2 million(a)                         464 apartment homes


                                                                               Apartment
Dispositions                   Location              Property Type               Homes            Year Built  Closing Date   Price
------------                   --------              -------------               -----            ----------  ------------   -----
1. Camden Highlands            Plano, TX             Multifamily                  160                1985       01/12/06      $9.7
2. Camden Plaza (b)            Houston, TX           Undeveloped Land          3.6 Acres              N/A       01/20/06      $6.9
2. Camden View                 Tucson, AZ            Multifamily                  365                1974       03/06/06     $31.3

Total Disposition Volume:        $47.8 million(b)                         525 apartment homes
                                                                          3.6 acres of undeveloped land

2006 JOINT VENTURE DISPOSITION ACTIVITY

                                                                               Apartment
Dispositions                   Location              Property Type           Homes/Acreage        Year Built  Closing Date
------------                   --------              -------------           -------------        ----------  ------------
1. Summit Creek                Charlotte, NC         Multifamily                  260                1982       01/06/06
2. Summit Hill                 Raleigh, NC           Multifamily                  411                1991       01/31/06

Total Disposition Volume:          $47.5 million                          671 apartment homes
Pro-Rata Share of Disposition
 Volume:                           $11.9 million                          168 apartment homes


TOTAL PRO RATA DISPOSITION
 VOLUME:                           $59.7 million                          693 apartment homes
                                                                          3.6 acres of undeveloped land


(a) Represents value of remaining 80% partnership interests purchased on January 31, 2006. Total book value at January 31, 2006 of $91.6 million for Camden Westwind includes Camden's original 20% ownership interest at cost.
(b) Includes value of partnership interests for undeveloped land parcel contributed on January 20, 2006.

CAMDEN                                                                                                 DEBT ANALYSIS
                                                                        (In thousands, except property data amounts)
--------------------------------------------------------------------------------------------------------------------
(Unaudited)

DEBT MATURITIES AS OF MARCH 31, 2006: (a)

                                            Future Scheduled Repayments                           Weighted Average
                                 -------------------------------------------------    Percent     Interest Rate on
    Year                            Amortization       Maturities            Total    of Total      Maturing Debt
    ----------------------------------------------------------------------------------------------------------------
    2006                                $10,105         $150,000         $160,105             5.8%             6.7%
    2007                                 13,260          219,711          232,970             8.5%             5.7%
    2008                                 11,777          188,879          200,656             7.3%             4.8%
    2009                                  7,860          190,324          198,184             7.2%             5.0%
    2010                                  7,119          445,677          452,796            16.5%             5.1%
    2011                                  4,314          244,233          248,547             9.1%             6.5%
    2012                                  3,307          269,541          272,848            10.0%             5.7%
    Thereafter                           60,814          501,733          562,547            20.5%             5.0%
                                         ------          -------          -------            -----             ----
          Total Maturing Debt          $118,555       $2,210,098       $2,328,653            84.9%             5.4%

    Unsecured Line of Credit                  0          413,000          413,000            15.1%             5.2%
                                              -          -------          -------            -----             ----
                   Total Debt          $118,555       $2,623,098       $2,741,653           100.0%             5.4%

    Weighted Average Maturity of Debt                   6.0 Years (excluding line of credit)


                                                                                   Weighted Average
FLOATING vs. FIXED RATE DEBT:                             Balance    % of Total     Interest Rate
                                                 -------------------------------------------------
    Floating rate debt                                  $509,690             18.6%            4.9%
    Fixed rate debt                                    2,231,963             81.4%            5.5%
                                                       ---------             -----            ----
         Total                                        $2,741,653            100.0%            5.4%

                                                                                   Weighted Average
SECURED vs. UNSECURED DEBT:                               Balance    % of Total     Interest Rate
                                                 -------------------------------------------------
    Unsecured debt                                    $2,118,403             77.3%            5.6%
    Secured debt                                         623,250             22.7%            4.8%
                                                         -------             -----            ----
         Total                                        $2,741,653            100.0%            5.4%

                                                                                   Weighted Average
SECURED DEBT DETAIL:                                      Balance    % of Total     Interest Rate
                                                 -------------------------------------------------
    Coventional fixed-rate mortgage debt                $519,912             83.4%            4.9%
    Coventional floating-rate mortgage debt                6,900              1.1%            5.9%
    Tax exempt fixed rate debt                             6,648              1.1%            7.3%
    Tax exempt variable rate debt                         89,790             14.4%            3.6%
                                                          ------             -----            ----
         Total                                          $623,250            100.0%            4.8%

REAL ESTATE ASSETS: (b)                               Total Homes    % of Total         Total Cost    % of Total
                                                 ------------------------------------------------------------------
    Unencumbered real estate assets                       50,469             83.2%     $4,135,841             79.3%
    Encumbered real estate assets                         10,189             16.8%      1,082,358             20.7%
                                                          ------             -----      ---------             -----
         Total                                            60,658            100.0%     $5,218,199            100.0%

                                                 -------------------------------------------------------------------
                                                 Ratio of unencumbered assets at cost to unsecured debt is 2.0 times
                                                 -------------------------------------------------------------------


UNCONSOLIDATED, NON-RECOURSE DEBT:
    Pro-Rata Share of Debt                              $123,879
    Weighted Average Interest Rate                           5.9%


(a) Debt maturities exclude unsecured line of credit, which after all extensions matures in January 2011. In January 2006, Camden amended and extended its existing unsecured line of credit.
(b) Real estate assets include communities under development and exclude communities held through joint ventures.

CAMDEN                                                                                            DEBT COVENANT ANALYSIS
                                                                                                          March 31, 2006
------------------------------------------------------------------------------------------------------------------------
(Unaudited)


UNSECURED LINE OF CREDIT (a)


Covenant (b)                                                     Required           Actual (c)          Compliance
------------                                                ------------------  ------------------   ------------------
Total Consolidated Debt to Gross Asset Value                           <=  60%         51%                  Yes

Secured Debt to Gross Asset Value                                      <=  40%         12%                  Yes

Consolidated EBITDA to Total Fixed Charges                             => 150%        193%                  Yes

Unencumbered Adjusted NOI to Unsecured Interest Expense      greater than 200%        237%                  Yes


SENIOR UNSECURED NOTES

Covenant (b)                                                     Required           Actual (c)           Compliance
------------                                                ------------------  ------------------   ------------------
Total Consolidated Debt to Total Asset Value                           <=  60%         52%                  Yes

Total Secured Debt to Total Asset Value                                <=  40%         12%                  Yes

Total Unencumbered Asset Value to Total Unsecured Debt                 => 150%        200%                  Yes

Consolidated Income Available for Debt Service to Total      greater than 150%        232%                  Yes
Annual Service Charges


(a) In January 2006, Camden amended and extended its existing unsecured line of credit. The above covenants reflect the amended line of credit.

(b) For a complete listing of all Debt Covenants related to the Company's Unsecured Line of Credit and Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

(c) Defined terms used in the above covenant calculations may differ between the Unsecured Line of Credit and the Senior Unsecured Notes.

CAMDEN                                                                 CAPITALIZED EXPENDITURES
                                                                       & MAINTENANCE EXPENSE
                                                                       (In thousands, except unit data)
--------------------------------------------------------------------------------------------------------
(Unaudited)
                                                              First Quarter 2006 (a)
                                      ------------------------------------------------------------------
                                                    Capitalized                           Expensed
                                      ------------------------------------------    --------------------
                                       Weighted Average
    Item                               Useful Life (b)        Total    Per Unit       Total    Per Unit
    ------------------------------    ------------------------------------------    --------------------
    Interiors
      Floor coverings                     5.3 years            $2,345       $41          $761       $13
      Appliances                          9.2 years               440         8           154        $3
      Painting                                -                     -         -         1,412       $25
      Cabinetry/Countertops               10.0 years              202         4             -        $0
      Other                               9.3 years               287         5           380        $7
    Exteriors
      Painting                            5.0 years               352         6             -        $0
      Carpentry                           10.0 years              265         5             -        $0
      Landscaping                         6.0 years               457         8         2,712       $47
      Roofing                             20.0 years              199         3            35        $1
      Site Drainage                       10.0 years               23         0             -        $0
      Fencing/Stair                       10.0 years              643        11             -        $0
      Other (c)                           6.6 years             2,294        40         3,064       $53
    Common Areas
      Mech., Elec., Plumbing              9.7 years               459         8           571       $10
      Parking/Paving                      5.0 years                20         0             -        $0
      Pool/Exercise/Facility              8.5 years               674        12           231        $4
                                                            --------------------    --------------------
                                                               $8,660      $151        $9,320      $163

    Weighted Average Apartment Homes                                     57,177                  57,177


(a) Includes discontinued operations. Capitalized expenditures for discontinued operations were $469 for the three months ended March 31, 2006. Maintenance expenses for discontinued operations were $592 for the same period.
(b)  of capitalized expenses for the three months ended March 31, 2006
(c) Includes in part the following items: site/building repair, masonry/plaster, and general conditions

CAMDEN                                                                                          NON-GAAP FINANCIAL MEASURES
                                                                                              DEFINITIONS & RECONCILIATIONS
                                                                                   (In thousands, except per share amounts)
---------------------------------------------------------------------------------------------------------------------------
(Unaudited)

This document contains certain non-GAAP financial measures that management believes are useful in evaluating an equity
REIT's performance. Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.

FFO
---
The National Association of Real Estate Investment Trusts ("NAREIT") currently defines FFO as net income computed in accordance with generally accepted accounting principles ("GAAP"), excluding gains or losses from depreciable operating property sales, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Camden's definition of diluted FFO also assumes conversion of all dilutive convertible securities, including minority interests, which are convertible into common equity. The Company considers FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions of operating properties and excluding depreciation, FFO can help one compare the operating performance of a company's real estate between periods or as compared to different companies. A reconciliation of net income to FFO is provided below:

                                                                                                     Three Months Ended
                                                                                                          March 31,
                                                                                                   ------------------------
                                                                                                         2006         2005
                                                                                                   ------------------------
  Net income                                                                                       $   41,443   $  166,664
  Real estate depreciation and amortization from continuing operations                                 36,399       30,229
  Real estate depreciation from discontinued operations                                                   346        2,229
  Adjustments for unconsolidated joint ventures                                                           781          668
  Income from continuing operations allocated to common units                                           1,228        1,131
  Income from discontinued operations allocated to common units                                           797           14
  (Gain) on sale of operating properties                                                                    -     (132,117)
  (Gain) on sale of discontinued operations                                                           (27,392)     (14,380)
  (Gain) on sale of joint venture properties                                                           (1,763)           -
                                                                                                   ------------------------
     Funds from operations - diluted                                                               $   51,839   $   54,438
                                                                                                   ========================

Weighted average number of common and
common equivalent shares outstanding:
EPS diluted                                                                                            55,474       49,374
FFO diluted                                                                                            58,988       49,374

 Net income per common share - diluted                                                             $     0.75   $     3.40
 FFO per common share - diluted                                                                    $     0.88   $     1.10

Expected FFO
-------------
Expected FFO is calculated in a method consistent with historical FFO, and is considered an appropriate supplemental measure of expected operating performance when compared to expected net income (EPS). A reconciliation of the ranges provided for expected net income per diluted share to expected FFO per diluted share is provided below:

                                                                             2Q06 Range                  2006 Range
                                                                          Low         High             Low        High
                                                                      -------------------------    ------------------------

Expected net income per share - diluted                               $      0.19  $      0.24     $     1.35   $     1.55
Expected real estate depreciation                                            0.62         0.62           2.48         2.48
Expected adjustments for unconsolidated joint ventures                       0.01         0.01           0.05         0.05
Expected income allocated to common units                                    0.02         0.02           0.11         0.11
Expected (gain) on sale of properties held in joint ventures                 0.00         0.00          (0.03)       (0.03)
Expected (gain) on sale of properties and properties held for sale           0.00         0.00          (0.46)       (0.46)
                                                                      -------------------------    ------------------------
Expected FFO per share - diluted                                      $      0.85  $      0.90     $     3.50   $     3.70


Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 1 of this document.

CAMDEN                                                             NON-GAAP FINANCIAL MEASURES
                                                                 DEFINITIONS & RECONCILIATIONS
                                                      (In thousands, except per share amounts)
----------------------------------------------------------------------------------------------

Net Operating Income (NOI)
--------------------------
NOI is defined by the Company as total property income less property operating and maintenance expenses less real estate taxes. The Company considers NOI to be an appropriate supplemental measure of operating performance to net income because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs. A reconciliation of net income to net operating income is provided below:

                                                                        Three Months Ended
                                                                              March 31,
                                                                      ------------------------
                                                                         2006         2005
                                                                      -----------  -----------
Net income                                                            $   41,443   $  166,664
Fee and asset management                                                  (2,477)      (7,306)
Sale of technology investments                                                 -      (24,199)
Interest and other income                                                   (753)      (3,223)
Income on deferred compensation plans                                        (50)         (23)
Property management expense                                                4,226        3,220
Fee and asset management expense                                           1,366        1,948
General and administrative expense                                         7,414        5,276
Transaction compensation and merger expenses                                   -       13,824
Interest expense                                                          31,037       23,501
Depreciation and amortization                                             37,053       30,855
Amortization of deferred financing costs                                   1,047        1,221
Expense on deferred compensation plans                                        50           23
Gain on sale of properties, including land                                  (499)    (132,117)
Equity in income of joint ventures                                        (2,317)        (110)
Distributions on perpetual preferred units                                 1,750        1,778
Original issuance costs on redeemed perpetual preferred units                  -          365
Income allocated to common units and other minority interests              1,279        1,131
Income from discontinued operations                                       (3,965)      (2,342)
Gain on sale of discontinued operations                                  (27,392)     (14,391)
Income from discontinued operations allocated to common units                797           14
                                                                      -----------  -----------
   Net Operating Income (NOI)                                         $   90,009   $   66,109

"Same Property" Communities                                           $   80,451   $   56,892
Non-"Same Property" Communities                                            7,953        3,507
Development and Lease-Up Communities                                       1,095            -
Dispositions / Other                                                         510        5,710
                                                                      -----------  -----------
  Net Operating Income (NOI)                                          $   90,009   $   66,109


EBITDA
------
EBITDA is defined by the Company as earnings before interest, taxes, depreciation and amortization, including net operating income from discontinued
operations, excluding equity in income of joint ventures, gain on sale of real estate assets, and income allocated to minority interests. The Company considers
EBITDA to be an appropriate supplemental measure of operating performance to net income because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions. A reconciliation of net income to EBITDA is provided below:

                                                                        Three Months Ended
                                                                              March 31,
                                                                      ------------------------
                                                                         2006         2005
                                                                      -----------  -----------
Net income                                                            $   41,443   $  166,664
Interest expense                                                          31,037       23,501
Amortization of deferred financing costs                                   1,047        1,221
Depreciation and amortization                                             37,053       30,855
Distributions on perpetual preferred units                                 1,750        1,778
Original issuance costs on redeemed perpetual preferred units                  -          365
Income allocated to common units and other minority interests              1,279        1,131
Real estate depreciation from discontinued operations                        346        2,229
Gain on sale of properties, including land                                  (499)    (132,117)
Equity in income of joint ventures                                        (2,317)        (110)
Gain on sale of discontinued operations                                  (27,392)     (14,391)
Income from discontinued operations allocated to common units                797           14
                                                                      -----------  -----------
 EBITDA                                                               $   84,544   $   81,140

CAMDEN                                                                      OTHER DATA

--------------------------------------------------------------------------------------
(Unaudited)

Stock Symbol:               CPT

Exchange Traded:            NYSE

Senior Unsecured Debt Ratings:               Rating     Outlook
                                            ---------  ---------
                            Moody's              Baa2     Stable
                            Standard & Poors      BBB   Positive
                            Fitch                 BBB   Positive


Important Future Dates:
   (Estimated)                                 Q2 '06     Q3 '06     Q4 '06     Q1 '07
                                            ---------  ---------  ---------  ---------
  Earnings release & Analyst conference     Early Aug  Early Nov  Early Feb  Early May
   call

Dividend Information - Common Shares:          Q1 '06
                                            ---------
  Declaration Date                          03/15/06
  Record Date                               03/31/06
  Payment Date                              04/17/06
  Distributions Per Share                      $0.66

Investor Relations Data:

     Camden does not send quarterly reports to shareholders, but supplies
       10-Q's, Earnings Releases and Supplemental Data upon request.

     For Investor Relations: recent press releases, 10-Q's, 10-K's and other information, call 1-800-9CAMDEN or (713) 354-2787.

     For an audio download of Camden's Quarterly Conference Call, please see our web site at www.camdenliving.com

  For questions contact:

       Richard J. Campo                  Chairman & Chief Executive Officer
       D. Keith Oden                     President & Chief Operating Officer
       Dennis M. Steen                   Chief Financial Officer
       Kimberly A. Callahan              Vice President- Investor Relations
                                           & Asset Management

CAMDEN                                                                                                             COMMUNITY TABLE
                                                                                               Community Statistics as of 03/31/06
----------------------------------------------------------------------------------------------------------------------------------
(Unaudited)                                                                                                       1Q06 Avg
                                                                                                             Market Rental Rates
                                                            Year Placed  Average   Apartment    1Q06 Avg   -----------------------
Community Name                         City         State   in Service    Size       Homes      Occupancy   Per Home   Per Sq. Ft.
----------------------------------------------------------------------------------------------------------------------------------

  Camden Copper Square                 Phoenix      AZ            2000       786         332       98%            763        0.97
  Camden Fountain Palms (1)            Peoria       AZ       1986/1996     1,050         192       98%            765        0.73
  Camden Legacy                        Scottsdale   AZ            1996     1,067         428       98%            934        0.88
  Camden Pecos Ranch (1)               Chandler     AZ            2001       924         272       98%            790        0.86
  Camden San Paloma                    Scottsdale   AZ       1993/1994     1,042         324       99%            985        0.95
  Camden Sierra (1)                    Peoria       AZ            1997       925         288       98%            754        0.81
  Camden Towne Center (1)              Glendale     AZ            1998       871         240       98%            775        0.89
  Camden Vista Valley                  Mesa         AZ            1986       923         357       97%            687        0.74
                                       -------------------------------------------------------------------------------------------
       Total Phoenix                              8 Properties               951       2,433       98%            815        0.86

  Camden Pass (2)                      Tucson       AZ            1984       559         456       96%            458        0.82
                                       -------------------------------------------------------------------------------------------
       Total Tucson                               1 Property                 559         456       96%            458        0.82

==================================================================================================================================
       TOTAL ARIZONA                              9 Properties               889       2,889       98%            759        0.85

  Camden Crown Valley                  Mission ViejoCA            2001     1,009         380       97%          1,555        1.54
  Camden Harbor View                   Long Beach   CA            2004       976         538       94%          2,011        2.06
  Camden Martinique                    Costa Mesa   CA            1986       795         714       95%          1,272        1.60
  Camden Parkside (1)                  Fullerton    CA            1972       836         421       96%          1,246        1.49
  Camden Sea Palms                     Costa Mesa   CA            1990       891         138       95%          1,419        1.59
                                       -------------------------------------------------------------------------------------------
       Total Los Angeles/Orange County
                                                  5 Properties               890       2,191       95%          1,507        1.69

  Camden Sierra at Otay Ranch          Chula Vista  CA            2003       962         422       93%          1,370        1.42
  Camden Tuscany                       San Diego    CA            2003       891         160       97%          1,830        2.05
  Camden Vineyards                     Murrieta     CA            2002     1,053         264       94%          1,316        1.25
                                       -------------------------------------------------------------------------------------------
       Total San Diego/Inland Empire
                                                  3 Properties               977         846       94%          1,440        1.47

==================================================================================================================================
       TOTAL CALIFORNIA                           8 Properties               915       3,037       95%          1,488        1.63

  Camden Arbors                        Westminster  CO            1986       792         358       94%            663        0.84
  Camden Caley                         Englewood    CO            2000       925         218       98%            800        0.87
  Camden Centennial                    Littleton    CO            1985       744         276       96%            659        0.89
  Camden Denver West (1)               Golden       CO            1997     1,015         320       96%            957        0.94
  Camden Highlands Ridge               Highlands
                                        Ranch       CO            1996     1,149         342       93%            978        0.85
  Camden Interlocken                   Broomfield   CO            1999     1,022         340       93%          1,023        1.00
  Camden Lakeway                       Littleton    CO            1997       932         451       93%            868        0.93
  Camden Pinnacle                      Westminster  CO            1985       748         224       89%            616        0.82
==================================================================================================================================
       TOTAL COLORADO                             8 Properties               927       2,529       94%            835        0.90

  Camden Ashburn Farms                 Ashburn      VA            2000     1,061         162       96%          1,255        1.18
  Camden Fair Lakes                    Fairfax      VA            1999       996         530       95%          1,406        1.41
  Camden Fallsgrove                    Rockville    MD            2004       996         268       97%          1,431        1.44
  Camden Grand Parc                    Washington   DC            2002       904         105       97%          1,993        2.20
  Camden Lansdowne                     Leesburg     VA            2002     1,006         690       96%          1,265        1.26
  Camden Largo Town Center             Largo        MD            2000     1,042         219       98%          1,524        1.46
  Camden Roosevelt                     Washington   DC            2003       856         198      100%          1,971        2.30
  Camden Russett                       Laurel       MD            2000     1,025         426       94%          1,280        1.25
  Camden Silo Creek                    Washington   DC            2004       971         284       96%          1,236        1.27
==================================================================================================================================
       TOTAL DC METRO                             9 Properties               994       2,882       96%          1,400        1.41

  Camden Aventura                      Aventura     FL            1995     1,106         379       97%          1,371        1.24
  Camden Doral                         Miami        FL            1999     1,172         260       98%          1,364        1.16
  Camden Doral Villas                  Miami        FL            2000     1,253         232       98%          1,458        1.16
  Camden Las Olas                      Ft.
                                        Lauderdale  FL            2004     1,043         420       99%          1,593        1.53
  Camden Plantation                    Plantation   FL            1997     1,152         502       98%          1,246        1.08
  Camden Portofino                     Pembroke
                                        Pines       FL            1995     1,307         322       99%          1,235        0.94
  Summit Brickell                      Miami        FL            2003       937         405       99%          1,367        1.46
                                       -------------------------------------------------------------------------------------------
       Total Southeast Florida                    7 Properties             1,124       2,520       98%          1,372        1.22

  Camden Club                          Longwood     FL            1986     1,077         436       97%            903        0.84
  Camden Hunter's Creek                Orlando      FL            2000     1,082         270       98%            947        0.87
  Camden Lago Vista                    Orlando      FL            2005       954         366       98%            965        1.01
  Camden Landings                      Orlando      FL            1983       748         220       99%            701        0.94
  Camden Lee Vista                     Orlando      FL            2000       937         492       97%            868        0.93
  Camden Renaissance                   Altamonte
                                        Springs     FL       1996/1998       899         578       96%            876        0.97
  Camden Reserve                       Orlando      FL       1990/1991       824         526       97%            768        0.93
  Camden World Gateway                 Orlando      FL            2000       979         408       98%            983        1.00
                                       -------------------------------------------------------------------------------------------
       Total Orlando                              8 Properties               937       3,296       97%            878        0.94

CAMDEN                                                                                                             COMMUNITY TABLE
                                                                                               Community Statistics as of 03/31/06
----------------------------------------------------------------------------------------------------------------------------------
(Unaudited)                                                                                                       1Q06 Avg
                                                                                                             Market Rental Rates
                                                            Year Placed  Average   Apartment    1Q06 Avg   -----------------------
Community Name                         City         State   in Service    Size       Homes      Occupancy   Per Home   Per Sq. Ft.
----------------------------------------------------------------------------------------------------------------------------------

  Camden Bay                           Tampa        FL       1997/2001       943         760       95%            901        0.96
  Camden Bay Pointe                    Tampa        FL            1984       771         368       98%            722        0.94
  Camden Bayside                       Tampa        FL       1987/1989       748         832       97%            749        1.00
  Camden Citrus Park                   Tampa        FL            1985       704         247       97%            680        0.97
  Camden Isles                         Tampa        FL       1983/1985       722         484       98%            678        0.94
  Camden Lakes                         St.
                                        Petersburg  FL       1982/1983       728         688       95%            700        0.96
  Camden Lakeside                      Brandon      FL            1986       728         228       99%            728        1.00
  Camden Live Oaks                     Tampa        FL            1990     1,093         770       96%            763        0.70
  Camden Preserve                      Tampa        FL            1996       942         276       97%            986        1.05
  Camden Providence Lakes              Brandon      FL            1996     1,024         260       98%            866        0.85
  Camden Westshore                     Tampa        FL            1986       728         278       97%            763        1.05
  Camden Woods                         Tampa        FL            1986     1,223         444       96%            865        0.71
                                       -------------------------------------------------------------------------------------------
       Total Tampa/St. Petersburg                12 Properties               874       5,635       97%            781        0.89

==================================================================================================================================
       TOTAL FLORIDA                             27 Properties               947      11,451       97%            939        0.99

  Camden Brookwood                     Atlanta      GA            2002       906         359       92%            978        1.08
  Camden Dunwoody                      Atlanta      GA            1997     1,007         324       97%            873        0.87
  Camden Deerfield                     Alpharetta   GA            2000     1,187         292       93%            892        0.75
  Camden Midtown Atlanta               Atlanta      GA            2001       953         296       95%          1,023        1.07
  Camden River                         Duluth       GA            1997     1,103         352       95%            825        0.75
  Camden Peachtree City                Peachtree
                                        City        GA            2001     1,026         399       96%            805        0.78
  Camden Shiloh                        Kennesaw     GA       1999/2002     1,151         232       97%            805        0.70
  Camden St. Clair                     Atlanta      GA            1997       969         336       95%            905        0.93
  Camden Stockbridge                   Stockbridge  GA            2003     1,009         304       94%            750        0.74
  Camden Sweetwater                    LawrencevilleGA            2000     1,151         308       96%            773        0.67
==================================================================================================================================
       TOTAL GEORGIA                             10 Properties             1,041       3,202       95%            864        0.83

  Camden Brookside                     Louisville   KY            1987       732         224       96%            580        0.79
  Camden Downs                         Louisville   KY            1975       682         254       94%            523        0.77
  Camden Meadows                       Louisville   KY       1987/1990       746         400       94%            596        0.80
  Camden Oxmoor                        Louisville   KY            2000       903         432       97%            732        0.81
  Camden Prospect Park                 Louisville   KY            1990       916         138       96%            694        0.76
==================================================================================================================================
       TOTAL KENTUCKY                             5 Properties               795       1,448       95%            631        0.79

  Camden Passage                       Kansas City  MO       1989/1997       832         596       93%            638        0.77
                                       -------------------------------------------------------------------------------------------
       Total Kansas City                          1 Property                 832         596       93%            638        0.77

  Camden Cedar Lakes                   Lake St.
                                        Louis       MO            1986       852         420       97%            626        0.73
  Camden Cove West                     Creve Coeur  MO            1990       828         276       90%            807        0.98
  Camden Cross Creek                   St. Louis    MO       1973/1980       947         591       95%            715        0.75
  Camden Taravue                       St. Louis    MO            1975       676         304       89%            552        0.82
  Camden Trace                         Maryland
                                        Heights     MO            1972     1,158         372       96%            719        0.62
  Camden Westchase                     St. Louis    MO            1986       945         160       97%            797        0.84
                                       -------------------------------------------------------------------------------------------
       Total St. Louis                            6 Properties               910       2,123       94%            693        0.76

==================================================================================================================================
       TOTAL MISSOURI                             7 Properties               893       2,719       94%            681        0.76

  Camden Bel Air                       Las Vegas    NV       1988/1995       943         528       97%            856        0.91
  Camden Breeze                        Las Vegas    NV            1989       846         320       98%            796        0.94
  Camden Canyon                        Las Vegas    NV            1995       987         200       98%            875        0.89
  Camden Commons                       Henderson    NV            1988       936         376       96%            876        0.94
  Camden Cove                          Las Vegas    NV            1990       898         124       96%            809        0.90
  Camden Del Mar                       Las Vegas    NV            1995       986         560       97%            934        0.95
  Camden Fairways                      Henderson    NV            1989       896         320       98%            878        0.98
  Camden Hills                         Las Vegas    NV            1991       579         184       97%            616        1.06
  Camden Legends                       Henderson    NV            1994       792         113       98%            817        1.03
  Camden Palisades                     Las Vegas    NV            1991       905         624       98%            859        0.95
  Camden Pines (1)                     Las Vegas    NV            1997     1,005         315       97%            897        0.89
  Camden Pointe                        Las Vegas    NV            1996       985         252       98%            859        0.87
  Camden Summit (1)                    Henderson    NV            1995     1,187         234       98%          1,165        0.98
  Camden Tiara (1)                     Las Vegas    NV            1996     1,043         400       97%            943        0.90
  Camden Vintage                       Las Vegas    NV            1994       978         368       96%            855        0.87
  Oasis Bay (1)                        Las Vegas    NV            1990       876         128       95%            831        0.95
  Oasis Crossings (1)                  Las Vegas    NV            1996       983          72       96%            834        0.85

CAMDEN                                                                                                             COMMUNITY TABLE
                                                                                               Community Statistics as of 03/31/06
----------------------------------------------------------------------------------------------------------------------------------
(Unaudited)                                                                                                       1Q06 Avg
                                                                                                             Market Rental Rates
                                                            Year Placed  Average   Apartment    1Q06 Avg   -----------------------
Community Name                         City         State   in Service    Size       Homes      Occupancy   Per Home   Per Sq. Ft.
----------------------------------------------------------------------------------------------------------------------------------

  Oasis Emerald (1)                    Las Vegas    NV            1988       873         132       98%            723        0.83
  Oasis Gateway (1)                    Las Vegas    NV            1997     1,146         360       95%            933        0.81
  Oasis Island (1)                     Las Vegas    NV            1990       901         118       94%            732        0.81
  Oasis Landing (1)                    Las Vegas    NV            1990       938         144       98%            798        0.85
  Oasis Meadows (1)                    Las Vegas    NV            1996     1,031         383       97%            826        0.80
  Oasis Palms (1)                      Las Vegas    NV            1989       880         208       96%            787        0.89
  Oasis Pearl (1)                      Las Vegas    NV            1989       930          90       98%            757        0.81
  Oasis Place (1)                      Las Vegas    NV            1992       440         240       97%            584        1.33
  Oasis Ridge (1)                      Las Vegas    NV            1984       391         477       95%            490        1.25
  Oasis Sands                          Las Vegas    NV            1994     1,125          48       94%            861        0.76
  Oasis Sierra (1)                     Las Vegas    NV            1998       922         208       96%            884        0.96
  Oasis Springs (1)                    Las Vegas    NV            1988       838         304       96%            718        0.86
  Oasis Vinings (1)                    Las Vegas    NV            1994     1,152         234       95%            876        0.76
==================================================================================================================================
       TOTAL NEVADA                              30 Properties               908       8,064       97%            830        0.91

  Camden Ballantyne                    Charlotte    NC            1998     1,053         400       96%            806        0.77
  Camden Cotton Mills                  Charlotte    NC            2002       906         180       99%          1,165        1.29
  Camden Eastchase                     Charlotte    NC            1986       698         220       92%            549        0.79
  Camden Fairview                      Charlotte    NC            1983     1,036         135       98%            709        0.68
  Camden Forest                        Charlotte    NC            1989       703         208       94%            575        0.82
  Camden Foxcroft                      Charlotte    NC            1979       940         156       98%            659        0.70
  Camden Grandview                     Charlotte    NC            2000     1,145         266       97%          1,268        1.11
  Camden Habersham                     Charlotte    NC            1986       773         240       97%            619        0.80
  Camden Park Commons                  Charlotte    NC            1997       859         232       95%            683        0.79
  Camden Pinehurst                     Charlotte    NC            1967     1,147         407       96%            726        0.63
  Camden Sedgebrook                    Charlotte    NC            1999     1,017         368       97%            746        0.73
  Camden Simsbury                      Charlotte    NC            1985       874         100       96%            720        0.82
  Camden South End                     Charlotte    NC            2003       883         299       97%          1,043        1.18
  Camden Stonecrest                    Charlotte    NC            2001     1,169         306       97%            852        0.73
  Camden Timber Creek                  Charlotte    NC            1984       706         352       95%            560        0.79
  Camden Touchstone                    Charlotte    NC            1986       899         132       96%            649        0.72
  Summit Hollow (1)                    Charlotte    NC            1979     1,039         232       97%            645        0.62
                                       -------------------------------------------------------------------------------------------
       Total Charlotte                           17 Properties               949       4,233       96%            771        0.81

  Camden Glen                          Greensboro   NC            1980       662         304       92%            555        0.84
  Camden Wendover                      Greensboro   NC            1985       795         216       95%            595        0.75
                                       -------------------------------------------------------------------------------------------
       Total Greensboro                           2 Properties               717         520       93%            571        0.80

  Camden Crest                         Raleigh      NC            2001     1,129         438       96%            752        0.67
  Camden Governor's Village            Chapel Hill  NC            1999     1,134         242       97%            811        0.72
  Camden Lake Pine                     Apex         NC            1999     1,075         446       98%            739        0.69
  Camden Overlook                      Raleigh      NC            2001     1,056         320       97%            812        0.77
  Camden Reunion Park                  Apex         NC       2000/2004       972         420       97%            607        0.62
  Camden Westwood                      Morrisville  NC            1999     1,112         354       97%            696        0.63
                                       -------------------------------------------------------------------------------------------
       Total Raleigh                              6 Properties             1,076       2,220       97%            728        0.68

==================================================================================================================================
       TOTAL NORTH CAROLINA                      25 Properties               972       6,973       96%            742        0.76

  Summit Valleybrook                   Chadds Ford  PA            2002       992         352       93%          1,198        1.21
==================================================================================================================================
       TOTAL PENNSYLVANIA                         1 Property                 992         352       93%          1,198        1.21

  Camden Briar Oaks                    Austin       TX            1980       711         430       96%            567        0.80
  Camden Gaines Ranch                  Austin       TX            1997       955         390       91%            998        1.04
  Camden Huntingdon                    Austin       TX            1995       903         398       96%            701        0.78
  Camden Laurel Ridge                  Austin       TX            1986       702         183       97%            558        0.80
  Camden Ridge View                    Austin       TX            1984       859         167       96%            598        0.70
  Camden Ridgecrest                    Austin       TX            1995       851         284       96%            649        0.76
  Camden Woodview                      Austin       TX            1984       644         283       95%            572        0.89
                                       -------------------------------------------------------------------------------------------
       Total Austin                               7 Properties               812       2,135       95%            684        0.84

  Camden Breakers                      Corpus
                                        Christi     TX            1996       868         288       93%            857        0.99
  Camden Copper Ridge                  Corpus
                                        Christi     TX            1986       775         344       96%            643        0.83
  Camden Miramar (3)                   Corpus
                                        Christi     TX       1994-2004       468         778       96%            752        1.61
                                       -------------------------------------------------------------------------------------------
       Total Corpus Christi                       3 Properties               625       1,410       94%            747        1.20

CAMDEN                                                                                                             COMMUNITY TABLE
                                                                                               Community Statistics as of 03/31/06
----------------------------------------------------------------------------------------------------------------------------------
(Unaudited)                                                                                                       1Q06 Avg
                                                                                                             Market Rental Rates
                                                            Year Placed  Average   Apartment    1Q06 Avg   -----------------------
Community Name                         City         State   in Service    Size       Homes      Occupancy   Per Home   Per Sq. Ft.
----------------------------------------------------------------------------------------------------------------------------------

  Camden Addison (1)                   Addison      TX            1996       942         456       96%            798        0.85
  Camden Buckingham                    Richardson   TX            1997       919         464       97%            760        0.83
  Camden Centreport                    Ft. Worth    TX            1997       910         268       96%            751        0.83
  Camden Cimarron                      Irving       TX            1992       772         286       96%            730        0.95
  Camden Farmers Market                Dallas       TX            2001       916         620       95%            914        1.00
  Camden Farmers Market II (4)         Dallas       TX            2005       970         284  Lease-Up          1,018        1.05
  Camden Gardens                       Dallas       TX            1983       652         256       97%            537        0.82
  Camden Glen Lakes                    Dallas       TX            1979       877         424       96%            663        0.76
  Camden Lakeview                      Irving       TX            1985       853         476       94%            606        0.71
  Camden Legacy Creek                  Plano        TX            1995       831         240       98%            764        0.92
  Camden Legacy Park                   Plano        TX            1996       871         276       99%            765        0.88
  Camden Oaks                          Dallas       TX            1985       730         446       97%            553        0.76
  Camden Oasis                         Euless       TX            1986       548         602       91%            541        0.99
  Camden Place                         Mesquite     TX            1984       772         442       96%            555        0.72
  Camden Ridge                         Ft. Worth    TX            1985       829         208       96%            591        0.71
  Camden Springs                       Dallas       TX            1987       713         304       96%            523        0.73
  Camden Terrace                       Ft. Worth    TX            1984       848         340       96%            585        0.69
  Camden Towne Village                 Mesquite     TX            1983       735         188       98%            576        0.78
  Camden Trails (2)                    Dallas       TX            1984       733         264       89%            528        0.72
  Camden Valley Creek                  Irving       TX            1984       855         380       96%            630        0.74
  Camden Valley Park                   Irving       TX            1986       743         516       97%            607        0.82
  Camden Valley Ridge                  Irving       TX            1987       773         408       94%            573        0.74
  Camden Westview                      Lewisville   TX            1983       697         335       95%            565        0.81
                                       -------------------------------------------------------------------------------------------
       Total Dallas/Ft. Worth                    23 Properties               803       8,483       95%            661        0.82

  Camden Baytown                       Baytown      TX            1999       844         272       98%            744        0.88
  Camden Creek                         Houston      TX            1984       639         456       93%            585        0.92
  Camden Crossing                      Houston      TX            1982       762         366       94%            548        0.72
  Camden Greenway                      Houston      TX            1999       861         756       97%            938        1.09
  Camden Holly Springs (1)             Houston      TX            1999       934         548       96%            865        0.93
  Camden Midtown                       Houston      TX            1999       843         337       98%            986        1.17
  Camden Oak Crest                     Houston      TX            2003       870         364       94%            821        0.94
  Camden Park (1)                      Houston      TX            1995       866         288       97%            764        0.88
  Camden Steeplechase                  Houston      TX            1982       748         290       97%            595        0.80
  Camden Stonebridge                   Houston      TX            1993       845         204       98%            759        0.90
  Camden Sugar Grove (1)               Stafford     TX            1997       917         380       97%            828        0.90
  Camden Vanderbilt                    Houston      TX       1996/1997       863         894       99%            989        1.15
  Camden West Oaks                     Houston      TX            1982       726         671       93%            556        0.77
  Camden Wilshire                      Houston      TX            1982       761         536       93%            576        0.76
  Camden Wyndham                       Houston      TX       1978/1981       797         448       94%            570        0.72
                                       -------------------------------------------------------------------------------------------
       Total Houston                             15 Properties               818       6,810       96%            759        0.93

==================================================================================================================================
       TOTAL TEXAS                               48 Properties               796      18,838       96%            705        0.89

==================================================================================================================================
TOTAL PROPERTIES                                187 Properties               897      64,384       96%            850        0.95
==================================================================================================================================


(1)  Communities owned through investment in joint venture.
(2) Communities disposed of subsequent to quarter end. Miramar is a student housing community which is excluded
(3) from total occupancy numbers. Communities in lease-up as of March 31, 2006 are excluded
(4)  from total occupancy numbers.